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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT JUNE 29, 1999
                       (DATE OF EARLIEST EVENT REPORTED)

                            THE CENTRIS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                       001-120996                       33-0097221
 (State or other jurisdiction of     (Commission File Number)             (I.R.S. Employer
  incorporation or organization)                                        Identification No.)

              650 TOWN CENTER DRIVE, SUITE 1600
                        COSTA MESA, CA                                     92626
           (Address of principal executive offices)                     (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 714/549-1600

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On June 29, 1999, The Centris Group, Inc. ("Centris"), completed the sale of 100% of the issued and outstanding stock of USF RE INSURANCE COMPANY ("USF RE") to Folksamerica Holding Company, Inc. ("Folksamerica"), a New York insurance holding company.

  The transaction was consummated pursuant to a Stock Purchase Agreement dated as of March 31, 1999 which provided, inter alia, that Centris receive $71,750,000 in cash and $20,750,000 in the form of a five year interest bearing note. This note payable to Centris is subject to adjustment downward based upon adverse development of the USF RE's loss reserves as carried on the books of USF RE at December 31, 1998. The sale price was determined through arms-length negotiations and approximates the statutory book value of USF RE. The USF RE subsidiaries, US Holdings, Inc. and USF Insurance Company, were not included in the sale to Folksamerica.

  An aggregate amount of $47,550,000 of the sale proceeds received by Centris was used to reduce the principal amount of Centris' outstanding loan ("Credit Agreement") from Fleet National Bank to $25 million from $72,550,000. In this connection Centris entered into a Sixth Amendment to its December 1994 Credit Agreement with Fleet National Bank, pursuant to which Amendment certain terms and conditions of the Credit Agreement were modified.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements of Business Acquired

    Not applicable.

  (b) Pro Forma Financial Information

    Pro Forma financial information with respect to the sale of USF RE INSURANCE COMPANY has previously been filed in the Annual Report on Form 10-K for the period ended December 31, 1998 of The Centris Group, Inc. See
  Note 3 to the Consolidated Financial Statements--Discontinued Operations of the Form 10-K. As prescribed by Article 11 of Regulation S-X, the Company will reflect the final results of the USF RE sale transaction in its Form 10-Q for the period ended June 30, 1999, which Form 10-Q is scheduled to be filed with the SEC in August, 1999.

  (c) Exhibits

    Set forth below is a list of exhibits included as part of this Current Report on Form 8-K:

   EXHIBIT
   NUMBER  DESCRIPTION OF EXHIBIT
   ------- ----------------------
    2.01   Stock Purchase Agreement dated as of March 31, 1999 between The
           Centris Group, Inc. and Folksamerica Holding Company, Inc. The Stock
           Purchase Agreement as filed herewith includes a list and description of the Exhibits and Schedules to such Agreement. These Exhibits and
           Schedules have been omitted from this Form 8-K pursuant to Item
           601(b)(2) of Regulation S-K. The Company agrees to furnish supplementary copies of any omitted Exhibits and Schedules to the
           Commission upon a request for same.
   10.01   Sixth Amendment to the Credit Agreement between The Centris Group,
           Inc. and Fleet National Bank dated as of June 17, 1999.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, The Centris Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE CENTRIS GROUP, INC.

Date: July 13, 1999                     By: /s/ Charles M. Caporale
                                           ------------------------------------
                                              Charles M. Caporale
                                              Senior Vice President,
                                              Chief Financial Officer and
                                              Treasurer

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                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER  DESCRIPTION OF EXHIBIT
 ------- ----------------------
  2.01   Stock Purchase Agreement dated as of March 31, 1999 between The
         Centris Group, Inc. and Folksamerica Holding Company, Inc.
 10.01   Sixth Amendment to the Credit Agreement between The Centris Group,
         Inc. and Fleet National Bank dated as of June 17, 1999.

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